UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets (Dollars in thousands)

On September 19, 2014, Post Properties, Inc. and Post Apartment Homes, L.P. (collectively referred to as the “Company”), completed the sale of two mixed-use apartment communities (the “Communities”). The Communities are located in New York, New York. The Communities were sold to entities (MF 385 First Ave LLC – Post Luminaria™ and MF 289 East 89 LLC – Post Toscana™) controlled by an independent private real estate investment firm for an aggregate gross sales price of $270,000.

The first community, Post Luminaria™, contained 138 apartment units and approximately 9,400 square feet of retail space. This community was completed in 2002. Post Luminaria™ was owned in a consolidated joint venture between the Company and an unrelated third party. The Company owned a 68% interest in the venture. This community was encumbered by secured mortgage indebtedness at the time of sale of $33,229. The Company used a portion of the sale proceeds to prepay the secured mortgage indebtedness and associated prepayment penalties of $3,556, net of non-controlling interests.

The second community, Post Toscana™, contained 199 apartment units and approximately 11,700 square feet of retail space. This community was completed in 2003. This community was encumbered by secured mortgage indebtedness at the time of sale of $49,397. The Company used a portion of the sale proceeds to prepay the secured mortgage indebtedness and associated prepayment penalties of $7,748.

Item 9.01. Financial Statements and Exhibits.

The unaudited pro forma financial information for Post Properties, Inc. and Post Apartment Homes, L.P. as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheets of Post Properties, Inc. and Post Apartment Homes, L.P. as of June 30, 2014 and unaudited pro forma consolidated statements of operations of each of Post Properties, Inc. and Post Apartment Homes, L.P. for the six months ended June 30, 2014 and year ended December 31, 2013, including notes thereto, and filed as Exhibit 99.1 hereto incorporated herein by reference.

(d)	Exhibits

Exhibit 2.1* – Purchase and Sale Agreement, dated May 30, 2014, between Rose Hill Associates, LLC and MF 385 First Ave LLC.

Exhibit 2.2 – First Amendment to Purchase and Sale Agreement, dated August 8, 2014, by and among Rose Hill Associates, LLC and MF 385 First Ave LLC.

Exhibit 2.3* – Purchase and Sale Agreement, dated May 30, 2014, between Post Toscana, LLC and MF 389 East 89 LLC.

Exhibit 2.4 – First Amendment to Purchase and Sale Agreement, dated August 8, 2014, by and among Post Toscana, LLC and MF 389 East 89 LLC.

Exhibit 99.1 – Unaudited pro forma consolidated balance sheets of Post Properties, Inc. and Post Apartment Homes, L.P. as of June 30, 2014 and unaudited pro forma consolidated statements of operations of Post Properties, Inc. and Post Apartment Homes, L.P. for the six months ended June 30, 2014 and year ended December 31, 2013, including notes thereto.

Exhibit 99.2 – Press Release dated September 23, 2014.

*

The exhibits and schedules of the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Post Properties, Inc. agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from the Purchase and Sale Agreement to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2014

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2014

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Purchase and Sale Agreement, dated May 30, 2014, between Rose Hill Associates, LLC and MF 385 First Ave LLC.
2.2	First Amendment to Purchase and Sale Agreement, dated August 8, 2014, by and among Rose Hill Associates, LLC and MF 385 First Ave LLC.
2.3*	Purchase and Sale Agreement, dated May 30, 2014, between Post Toscana, LLC and MF 389 East 89 LLC.
2.4	First Amendment to Purchase and Sale Agreement, dated August 8, 2014, by and among Post Toscana, LLC and MF 389 East 89 LLC.
99.1

Unaudited pro forma condensed consolidated balance sheets of Post Properties, Inc. and Post Apartment Homes, L.P. as of June 30, 2014 and unaudited condensed consolidated statements of operations of Post Properties, Inc. and Post Apartment Homes, L.P. for the six months ended June 30, 2014 and for the year ended December 31, 2013, including notes thereto.

99.2	Press Release dated September 23, 2014.

*

The exhibits and schedules of the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Post Properties, Inc. agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from the Purchase and Sale Agreement to the SEC upon request.